W.P. Stewart & Co. Growth Fund
A series of the Investment Managers Series Trust

Supplement dated January 24, 2011
to the Statement of Additional Information dated April 30, 2010

The W.P. Stewart & Co. Growth Fund (the “Fund”) statement of additional information is modified as follows:

Under the heading “INVESTMENT STRATEGIES AND POLICIES” in the statement of additional information:

1.	Page 4, the 5th paragraph is deleted in its entirety.

Under the heading “PORTFOLIO TRANSACTIONS AND BROKERAGE” in the statement of additional information:

2.	Page 19, the 2nd paragraph is replaced with the following:

As described in the Prospectus, the Fund is non-diversified and tends to take larger positions in fewer different portfolio companies than most other mutual funds.  In addition, the Advisor may select the same investments for the Fund as for its other managed accounts, resulting in a large volume of trades on the same day in any particular security. In an effort to obtain best execution for its clients in the aggregate, including the Fund, the Advisor takes into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution, operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Prior to December 1, 2010, the Fund’s brokerage transactions were typically effected through the Advisor’s affiliate, W.P. Stewart Securities LLC (“WPS Securities”) with trades being executed and cleared through other broker-dealers.  The Advisor’s affiliate conducted any brokerage services it performed for the Fund in compliance with the requirements of Section 17(e)(2) of the Act and Rule 17e-1 thereunder, and the Board of Trustees of the Fund had adopted procedures designed to ensure such compliance.  WPS Securities charged the Fund (and charged the Predecessor Fund) commissions not exceeding the rates charged by WPS Securities to the Advisor's institutional customers for similar trades at the time of execution.  WPS Securities ceased operations as of December 1, 2010.